FMI MUTUAL FUNDS, INC.

Supplement dated January 18, 2005 to
the Prospectus dated October 9, 2004

        The Board of Directors of FMI Mutual Funds, Inc. has approved an Agreement and Plan of Reorganization which provides for the tax-free reorganization of FMI Winslow Growth Fund into MainStay Large Cap Growth Fund, a newly created series of The MainStay Funds.1 The investment adviser of MainStay Large Cap Growth Fund will be New York Life Investment Management LLC, an affiliate of New York Life Insurance Company, a financial services company, and the sub-adviser will be Winslow Capital Management, Inc., the sub-adviser to the FMI Winslow Growth Fund. The MainStay Large Cap Growth Fund will have substantially the same investment objectives, policies, strategies and risks as the FMI Winslow Growth Fund.

        The reorganization is scheduled to take place on or about March 18, 2005 but is subject to the approval of the shareholders of the FMI Winslow Growth Fund and other conditions. The MainStay Funds and FMI Mutual Funds, Inc. will send a proxy statement to the shareholders of the FMI Winslow Growth Fund describing in greater detail the proposed reorganization and the MainStay Large Cap Growth Fund prior to requesting shareholder approval of the reorganization.

        1 The MainStay Large Cap Growth Fund is a newly created series of the The MainStay Funds, a Massachusetts business trust unaffiliated with the FMI Funds, the registration statement of which will become effective on or about March 1, 2005. The MainStay Large Cap Growth Fund is expected to commence operations upon completion of the reorganization with the FMI Winslow Growth Fund.